Exhibit 99.1

Extending Our Leadership

Joseph L. Hooley

Chairman, President and

Chief Executive Officer

Barclays Capital Americas Select Conference

London

May 24, 2011

Reminder

This presentation contains “forward-looking statements” within the meaning of U.S. securities laws, including statements about industry trends, management’s expectations about our financial performance, market growth, acquisitions and divestitures, new technologies, services and opportunities and earnings, management’s confidence in our strategies and other matters that do not relate strictly to historical facts. Forward-looking statements are often identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “estimate,” “forecast,” “seek,” “may,” “will,” “trend,” “target” and “goal,” or similar statements or variations of such terms. Forward-looking statements are subject to various risks and uncertainties, which change over time, are based on management’s expectations and assumptions at the time the statements are made, and are not guarantees of future results. Management’s expectations and assumptions, and the continued validity of the forward-looking statements, are subject to change due to a broad range of factors affecting the national and global economies, the equity, debt, currency and other financial markets, as well as factors specific to State Street and its subsidiaries, including State Street Bank. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to May 24, 2011.

Important factors that could cause changes in the expectations or assumptions on which forward-looking statements are based include, but are not limited to: the manner in which the Federal Reserve and other regulators implement the Dodd-Frank Act and other regulatory initiatives in the U.S. and internationally, including any increases in the minimum regulatory capital ratios applicable to us and regulatory developments that result in changes to our operating model, or other changes to the provision of our services in order to comply with or respond to such regulations; required regulatory capital ratios under Basel II and Basel III, in each case as fully implemented by State Street and State Street Bank (and in the case of Basel III, when finally adopted by the Federal Reserve), which may result in the need for substantial additional capital or increased levels of liquidity in the future; changes in law or regulation that may adversely affect our, our clients’ or our counterparties’ business activities and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements and changes that expose us to risks related to compliance; financial market disruptions and the economic recession, whether in the U.S. or internationally; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities, and the liquidity requirements of our clients; increases in the volatility of, or declines in the levels of, our net interest revenue, changes in the composition of the assets on our consolidated statement of condition and the possibility that we may be required to change the manner in which we fund those assets; the financial strength and continuing viability of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposure; the credit quality, credit agency ratings, and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income; delays or difficulties in the execution of our previously announced global multi-year program designed to enhance our operating model, which could lead to changes in our estimates of the charges, expenses or savings associated with the planned program, resulting in increased volatility of our earnings; the maintenance of credit agency ratings for our debt and depository obligations as well as the level of credibility of credit agency ratings; the risks that acquired businesses will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected disynergies will be experienced, that client and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced and that disruptions from the transaction will harm relationships with clients, employees or regulators; the ability to complete acquisitions, divestitures and joint ventures, including the ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the performance of and demand for the products and services we offer, including the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the possibility that our clients will incur substantial losses in investment pools where we act as agent, and the possibility of significant reductions in the valuation of assets; our ability to attract deposits and other low-cost, short-term funding; potential changes to the competitive environment, including changes due to the effects of consolidation, and perceptions of State Street as a suitable service provider or counterparty; the level and volatility of interest rates and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; our ability to measure the fair value of the investment securities on our consolidated statement of condition; the results of litigation, government investigations and similar disputes or proceedings; our ability to control operating risks, information technology systems risks and outsourcing risks, and our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; adverse publicity or other reputational harm; our ability to grow revenue, attract and/or retain and compensate highly skilled people, control expenses and attract the capital necessary to achieve our business goals and comply with regulatory requirements; the potential for new products and services to impose additional costs on us and expose us to increased operational risk; changes in accounting standards and practices; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due.

Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2010 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of the date hereof, May 24, 2011, and we do not undertake efforts to revise those forward-looking statements to reflect events after that date.

2

Extending Our Leadership Agenda

This is State Street

Forward Focus

Global Expansion

Solutions Innovation

Operations & IT Transformation Financial Performance Summary

3

Extending Our Leadership Agenda

This is State Street

Forward Focus

Global Expansion

Solutions Innovation

Operations & IT Transformation Financial Performance Summary

4

This is State Street Strong Global Enterprise

Focused on Institutional Investors State Street • Founded in 1792

• 29,000 employees globally in 26 locations servicing clients in 100 markets1

• 2010 operating-basis2 revenue of $8.7 billion

Global Services • Assets under custody and administration: $22.6 trillion1

• One of the world’s leading investment service providers

• Provides fund accounting, fund administration, custody, alternative and investment manager operations outsourcing, recordkeeping, performance and analytics, and transfer agency services

1 As of March 31, 2011.

2 Financial data presented on an operating, non-GAAP basis, which is adjusted to exclude, among other things, discount accretion. For a description of operating-basis presentation and related reconciliations, see the Appendix.

5

This is State Street Strong Global Enterprise

Focused on Institutional Investors Global Advisors • Assets under management: $2.1 trillion*

• One of the world’s largest managers of institutional assets offering a powerful global investment platform

• Provides investment strategies across the risk / return spectrum of investment solutions covering every major asset class, capitalization range, region and style Global Markets • Global leader in specialized investment research, trading and securities lending

• A total of approximately $2.3 trillion in lendable assets*

• $14 trillion in foreign exchange and equity volume traded in 2010

• Provides flow-based research, innovative portfolio strategies, trade process optimization and global connectivity across multiple asset classes and markets

* As of March 31, 2011.

6

This is State Street Market Position*

Global Services Global Advisors Global Markets

• No 1 U.S. Mutual Fund Accounting1

• No . 1 Corporate and Public Pension Fund accounting2

• No. 1 Global Investment Manager Operations Outsourcing3

• No. 1 Global Alternative Asset Servicing4

• No. 2 globally:

Worldwide Institutional Asset Management5

Passive Manager of Domestic Equities and Bonds6

ETF provider5

• No. 1 defined benefit assets6

• No. 1 global equity6

• No. 6 defined contribution assets7

• No. 1 in Securities Finance3

• Innovator in electronic trading

• A leader in transition management

• A leading provider of Foreign Exchange

1. The NASDAQ Stock Market Inc., Data Products, as of 12/31/10.

2. S & P Money Market Director 12/31/10 & STT estimates

3. Scrip Issue Global Report, 3/11

4. ICFA Annual Fund Administration Survey, 2010; HFN Biannual Fund Administration Survey, 6/10.

5. Pension and Investments 6/28/10.

6. Pension and Investments 5/31/10.

7. Pensions & Investments 10/4/2010.

* All of this data is based on asset size.

7

Extending Our Leadership Agenda

This is State Street

Forward Focus

Global Expansion

Solutions Innovation

Operations & IT Transformation Financial Performance Summary

8

Forward Focus Strategic Direction

Global Expansion

Solutions Innovation

Operations & IT Transformation

Financial Performance

Forward Focus Global Expansion

Global Expansion

Solutions Innovation

Operations & IT Transformation

Financial Performance

Forward Focus Global Expansion1

Year ended 12/31/002 Year ended 12/31/10 Change

Revenue1 $3.45BN $8.71BN +152%

Non-US revenue1 $0.94BN $3.18BN +238%

Employees3 17,281 28,670 +66%

Non-US employees3 3,463 12,518 +261%

Operating-basis Revenue in $

North America Europe, Middle East, Africa Asia / Pacific

2000 $2.688BN 2000 $0.439BN 2000 $0.327BN

14,471 Employees 1,695 Employees 1,115 Employees

2010 $5.728BN 2010 $2.348BN 2010 $0.638BN

17,391 Employees 8,458 Employees 2,821 Employees

1. Financial data presented on an operating, non-GAAP basis, which is adjusted to exclude, among other things, discount accretion. For a description of operating-basis presentation and related reconciliations, see the Appendix.

2. Data exclude the revenue and employees associated with the Corporate Trust and Private Asset Management businesses divested in 2002 and 2003, respectively.

3. At period end.

Forward Focus

Global Expansion – Europe

European Collective, Pension State Street and Insurance Market Growth European AUA Growth 2005-20101 2005-20102

CAGR: 3.5% CAGR: 14.3%

$16.1TN $19.1TN $2.1TN $4.1TN

20053 20104 2005 2010

European market forecasted to grow 5.5% per year over the next 3 years4

1. Total assets include seven key European markets: UK, Netherlands, Germany, Ireland / Luxembourg offshore assets, Italy, Switzerland and France.

2. AUA represents all European assets under custody / administration.

3. Collectives: ICI (12/05); Pensions: Watson Wyatt Global Pension Asset Study (12/05); OECD Pension Market (Italy, (12/05); Insurance: CEA Insurance (12/05).

4. Collectives EFAMA 9/30/10; Strategic Insight 1/11; Pensions BCG (1/11); Insurance: BCG 1/11)

STATE STREET.

Forward Focus
Global Expansion – Asia / Pacific

Asia / Pacific Collective, Pension and Government Market Growth 2005 – 2010[1]

CAGR: 9.2%



$10.4TN
2005[3]
$16.2TN
2010[4]

State Street Asia / Pacific AUA Growth 2005 – 2010[2]

CAGR: 15.0%



$484BN
2005
STATE STREET.
$972BN
2010

Asia / Pacific market forecasted to grow 8.3% per year over the next 3 years[5]

1. Total assets include seven key markets: Japan, Australia, Hong Kong, South Korea, Taiwan, China and Singapore.
2. AUA represents all Asia / Pacific assets under custody / administration.
3. Collectives: ICI (12/05); Pensions: Watson Wyatt Global Pension Asset Study (01/06); Singapore Central Provident Board (12/05); Government: International Financial Statistics (12/05); Japan Post Bank Annual Reports (03/05); Economist Intelligence Unit (Taiwan, (12/05); Chungwha Post Bank (12/05); Temasek Holdings (12/05), GIC (12/05).
4. Collectives: ICI (9/10); Strategic Insight (1/11); STT estimates; Pension: Towers Watson Global Pension Study 2010; Australia (Rainmaker 1/11); China (National Council of Social Security Fund,) 12/09; Taiwan (Public Pension Fund, Bureau of Labor Insurance; Labor Insurance Fund (3/2010); Korea (National Employee Pension Service , Korea Teachers Pension 12/09; Singapore (Central Provident Board (12/09); STT estimates.
5. BCG (1/11)

13

Forward Focus

Global Expansion – Contribution of Acquisitions

EUROPE Deutsche Bank’s Global Established State Street’s leadership position in Europe Securities Services

Mourant International Established State Street as No. 1 servicer of Finance Administration alternative investments*

Intesa Sanpaulo Expanded State Street’s footprint in Europe and Securities Services established leadership position in Italy

Bank of Ireland Added fundamental capabilities to SSgA’s suite Asset Management of solutions

NORTH IFS Added hedge fund servicing capability AMERICA

Currenex Expanded electronic high-speed trading capability

Palmeri Accelerated State Street’s leadership in private equity servicing

Investors Financial Expanded share of mutual fund and hedge fund servicing markets

* ICFA Annual Fund Administration Survey, 2010; HFN Biannual Fund Administration Survey 6/10.

Forward Focus Global Expansion

Top 20 Companies by AUC / AUA* ($TN)

25.0 $25

21.5 US

$20 Europe

16.1

Asia / Pacific

$15 12.6 $10

7.3 7.1

5.2 4.7 4.5

$5 4.1 3.6

3.0 2.8 2.4

1.1 0.9 0.8 0.7 0.6 0.4 $0

CitiSS AG SIS UFJ

NAB SEB Trust Dexia Pictet Mellon Morgan Paribas SIX Nordea STREET Societe CACEIS Brothers UBS Bancorp Generale BNY TE JP BNP HSBC itsubishi orthern RBC US Santander own STA M N Br

Source: Company reports, Global Custody.net, Institutional Investor Global Custodian Survey.

* Data for BNY, State Street, & CACEIS reflect AUA as of 12/31/2010; as of 9/30/10 for, BNP Paribas, Societe Generale, & Brown Brothers; as of 6/30/10 for RBC Dexia & HSBC ; all others reflect AUC data: JP Morgan, Citi, & Northern Trust as of 12/31/10; Nordea, NAB, & SEB as of 9/30/10; Pictet as of 6/30/10; Mitsubishi, UBS, SIX SIS, & Santander: as of 3/31/10.

Forward Focus Solutions Innovation

Global Expansion

Solutions Innovation

Operations & IT Transformation

Financial Performance

Forward Focus

Solutions Innovation – Global Services

Key Client Drivers • Flight to quality and safety

• Cost pressures on asset managers and asset owners

• Heightened regulatory environment

• Growing need for transparency, risk management and compliance

Solutions • Investment manager operations outsourcing $7.1 trillion in middle-office assets under administration as of 12/31/10

• Enhanced collateral management, risk services and derivative processing

• Alternative investment servicing

• Data and analytics

Forward Focus

Solutions Innovation – Global Advisors

Key Client Drivers • Demand for solutions-based management that spans risk / return spectrum

• Focus on retirement funding levels; asset allocation decisions

• Increasing demand for global mandates across asset classes

Solutions • Defined contribution

Building on strong DB and recordkeeping relationships

Move towards passive and target-date funds

• Cash investment management

$446 billion in cash AUM as of 3/31/11

Diverse product set creates opportunities in global markets

• ETFs: $260 billion as of 3/31/11

Strong SPDR brand awareness

• Investment Management Solutions

Leading LDI manager

Forward Focus

Operations & IT Transformation

Global Expansion

Solutions Innovation

Operations & IT Transformation

Financial Performance

Forward Focus

Operations & IT Transformation

Supporting Growth • Market expansion

• Mergers and acquisitions

• Geographic expansion

Enabling Productivity • Business process excellence

• Flexible global workforce

• Global shared services

Accelerating Innovation • Business process excellence

• Enabling private cloud technology

• Improving development time

Benefiting the Client • Service excellence

• Time to market

• New products and services

Forward Focus

Operations & IT Transformation – Financial Profile

2011 – 2014

Net Benefit • Expect to achieve annual pre-tax run rate savings of between $575MN to $625MN by the end of 2014

Cumulative Net Operating Impact • 2011: slight benefit

• 2012: about 1/3 of the total expected

• 2013: about 2/3 of the total expected

• 2014: 100% of total expected

Implementation Expenses • Incremental costs to range between $15MN to $20MN per quarter

• Costs are expected to peak in 2012 and trail off in 2014

Restructuring Charges • Expect about $400MN to $450MN

– $156MN in 2010

• Expect charges to peak in 2012, similar to the ramp of the implementation expenses

Forward Focus Financial Performance

Global Expansion

Solutions Innovation

Operations & IT Transformation

Financial Performance

Forward Focus Financial Performance

Continuing to Win • Momentum in core business

New Business • 75% of new wins from existing clients in 2010

2011 Outlook • First-quarter performance

• Key assumptions for 2011

• Enhanced risk management

Strong Capital Position • Well positioned to meet Basel III requirements

• Increased quarterly dividend to $0.18 per share

• Board approved up to $675MN in share purchase program for 2011

Forward Focus

Financial Performance – Winning New Business

New Wins in Q1 Wins Yet to 2010 Wins Yet Total to Be

Q1 2011 Be Installed to Be Installed Installed in 2011

Business ($BN)* ($BN)* ($BN)* ($BN)*

US Asset Servicing $95 $30 $168 $198

Non-US Asset Servicing $207 $158 $109 $267

Total Asset Servicing $302 $188 $277 $465

US Asset Management $109 $16 $0 $16

Non-US Asset Management $61 $1 $0 $1

Total Asset Management $170 $17 $0 $17

* Assets as of 3/31/11

Forward Focus

Financial Performance – First-Quarter 20111

BUSINESS AND FINANCIAL OVERVIEW

$ in Millions 3/31/11 3/31/10 Change

Revenue1 $2,330 $2,116 +10.1%

Expenses1 $1,683 $1,566 + 7.5%

EPS1 $0.88 $0.75 +17.3%

ROE1 9.9% 10.0% (10) bps

Positive Operating Leverage2 260 bps

1. Financial data presented on an operating, non-GAAP basis, which is adjusted to exclude, among other things, discount accretion. For a description of operating-basis presentation and related reconciliations, see the Appendix.

2. Operating leverage represents the difference between the growth rate of total revenue and the growth rate of total expenses, each determined on an operating basis.

Forward Focus

Financial Performance – Strong Capital Position

Capital Ratios State Street Corporation

3/31/11 Actual 3/31/11 Adjusted to

Under Basel I Reflect Basel III Proposals2

Tier 1 Capital 19.6% 11.4%

Tier 1 leverage 8.7% 6.3%

Tier 1 Common Ratio1 17.5% 10.2%

Total Capital 21.6% 12.6%

1. The tier 1 common ratio is not required by GAAP or on a recurring basis by bank regulations. See Appendix for a description of this ratio and related reconciliations.

2. Calculated based on State Street’s estimates, based upon published statements of the Basel Committee and the Federal Reserve, of the effects of the requirements under Basel III affecting capital. See Appendix for a description of the specified capital ratios and related reconciliations of these ratios to ratios calculated under presently applicable requirements.

Forward Focus

Financial Performance – Expectations Driving 2011 Outlook

• Continued strength in servicing fee revenue

• Modest improvement in management fee revenue

• Conservative approach to addressing market-driven revenue

• Balance sheet to generate an average NIM in the upper half of the 155 to 165 BPS range in 2011

• Disciplined expense control

• Focused on executing on a multi-year plan to transform our business model through technological innovation

Extending Our Leadership Agenda

This is State Street

Forward Focus

Global Expansion

Solutions Innovation

Operations & IT Transformation Financial Performance Summary

Extending Our Leadership Summary

Well-Positioned Against Secular Growth Trends

Deep Global Infrastructure and Client Base

Delivering Long-Term Shareholder Value Market Leadership in High-Growth Areas

Strong Financial and Capital Position

State Street®

State Street®